UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 31, 2023

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On March 31, 2023, the Audit Committee of American Vanguard Corporation (“Registrant” or “Company”) dismissed (and the Board of Registrant ratified the dismissal of) BDO USA LLP (“BDO”) from service as its independent registered public accounting firm (“Auditor”). BDO has completed its work as the Company’s Auditor for the reporting period ended December 31, 2022.

BDO’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2021, and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Nor were there any disagreements (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO during the past two fiscal years or any subsequent interim period on any matter of accounting principles or practices, financial statement disclosures, or audit scope or procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of any such disagreements in connection with its reports on the Company’s financial statements for such periods.

Also, effective March 31, 2023, the Registrant’s Audit Committee appointed (and the Board ratified the appointment of) Deloitte & Touche LLP (“Deloitte”), subject to the execution of an engagement letter, to serve as the Company’s independent public registered accounting firm for the year ending December 31, 2023. During the fiscal years ended December 31, 2021, and December 31, 2022, neither the Company nor anyone on its behalf has consulted with Deloitte regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On April 6, 2023, the Company issued a press release in which it announced these concurrent changes in its independent registered public accounting firm. The full text of the press release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with Item 304(a)(3) of Regulation S-K on March 31, 2023, the Company provided BDO with a copy of this Current Report on Form 8-K and requested that BDO furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not BDO agrees with the Company’s statements in this Item 4.01. A copy of the letter dated April 6, 2023 furnished by BDO in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01	Other Items

Also, in the same press release dated April 4, 2023 (linked hereto as Exhibit 99.1), the Company announced that its Board had set the meeting date for its 2023 Annual Meeting of Stockholders for June 7, 2023, with a record date of April 10, 2023.

The information contained in Item 8.01 as well as Exhibit 99.1 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1	Letter of BDO USA LLP dated April 6, 2023, to the Securities and Exchange Commission.

Exhibit 99.1	Press release of Registrant dated April 6, 2023, relating to the change in its independent registered public accounting firm and the setting of the date for its 2023 Annual Meeting of Stockholders.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: April 6, 2023	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary